Exhibit 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, the undersigned Brian P. MacDonald, Vice President and Chief Financial Officer, of Sunoco Partners LLC, the general partner of the registrant Sunoco Logistics Partners L.P., certify that the registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Sunoco Logistics Partners L.P.

Date: November 4, 2010

/s/ BRIAN P. MACDONALD
Name:	Brian P. MacDonald
Title:	Vice President and Chief Financial Officer

Date: November 4, 2010